PIONEER MICRO-CAP FUND
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                           Class A and Class B Shares

                                 August 29, 1997

                        As Supplemented January 29, 1998


This Statement of Additional Information is not a Prospectus ("Prospectus"), but should be read in conjunction with the Prospectus, dated August 29, 1997. A copy of the Prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to Pioneer Micro-Cap Fund (the "Fund") at 60 State Street, Boston, Massachusetts 02109. The most recent Semi-Annual Report to Shareholders is attached to and is hereby incorporated into this Statement of Additional Information by reference.

                                TABLE OF CONTENTS

                                                                          Page

 1.  Investment Policies and Restrictions...........................        2
 2.  Management of the Fund.........................................        9
 3.  Investment Adviser.............................................       13
 4.  Underwriting Agreement and Distribution Plans..................       13
 5.  Shareholder Servicing/Transfer Agent...........................       15
 6.  Custodian......................................................       15
 7.  Principal Underwriter..........................................       15
 8.  Independent Public Accountants.................................       16
 9.  Portfolio Transactions.........................................       16
10.  Tax Status and Dividends.......................................       17
11.  Description of Shares..........................................       19
12.  Certain Liabilities............................................       20
13.  Letter of Intention............................................       21
14.  Systematic Withdrawal Plan.....................................       22
15.  Determination of Net Asset Value...............................       22
16.  Investment Results.............................................       23
17.  Financial Statements...........................................       25
     Appendix A.....................................................       26
     Appendix B.....................................................       37



                   THIS STATEMENT OF ADDITIONAL INFORMATION IS
                     NOT A PROSPECTUS AND IS AUTHORIZED FOR
                      DISTRIBUTION TO PROSPECTIVE INVESTORS
                      ONLY IF PRECEDED OR ACCOMPANIED BY AN
                              EFFECTIVE PROSPECTUS.

1. INVESTMENT POLICIES AND RESTRICTIONS

The Fund's current Prospectus presents the investment objectives and the principal investment policies of the Fund. Additional investment policies and a further description of some of the policies described in the Prospectus appear below. This Statement of Additional Information should be read be read in conjunction with the Prospectus. Capitalized terms not otherwise defined herein have the meaning given to them in the Prospectus.

The following policies and restrictions supplement those discussed in the Prospectus. Whenever an investment policy or restriction states a maximum percentage of the Fund's assets that may be invested in any security or presents a policy regarding quality standards, this standard or other restrictions shall be determined immediately after and as a result of the Fund's investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment objectives and policies.

Lending of Portfolio Securities

The Fund may lend  portfolio  securities  to member  firms of the New York Stock
Exchange, under agreements which would require that the loans be secured continuously by collateral in cash, cash equivalents or United States ("U.S.") Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms which have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 30% of the value of the Fund's total assets.

Risk Factors Associated with the Real Estate Industry

Although the Fund does not invest directly in real estate, it may invest in real estate equity securities. To the extent that the Fund invests in real estate equity securities, an investment in the Fund may be subject to certain risks generally associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investments by the Fund in securities of companies providing mortgage servicing may be subject to the risks associated with refinancings and their impact on servicing rights.

Real Estate Investment Trusts and Associated Risk Factors

The Fund may invest in shares of Real Estate Investment Trusts ("REITs") as described in the Prospectus. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "1940 Act"). REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor's Index of 500 Common Stocks.

Investment in Foreign Securities

         The Fund may invest up to 5% of its net assets in securities of foreign issuers. Such investments involve certain risks which are not typically associated with investing in securities of U.S. companies. Foreign companies are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes which will decrease the net return on such investments as compared to interest and dividends paid to the Fund by the U.S. government or by domestic companies

         In addition, the value of securities denominated or quoted in international currenies may also be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and exchange control regulations. To the extent that the Fund has invested in foreign securities, the Fund's investment performance may be affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.There may be less publicly available information about foreign companies compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less trading volume than domestic markets and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities exchanges are generally higher than in the United States.

 . In addition, there may be the possibility of expropriation, confiscatory taxation, political, economic or social instability, or diplomatic developments which could affect assets of the Fund invested in foreign securities. PMC will take these and other factors into consideration in managing the Fund's investments.


Options on Securities and Securities Indices

The Fund may purchase call and put options on securities and securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities which the Fund intends to buy.
Securities index options will not be used for speculative purposes.

The Fund may only purchase and sell options that are traded only in a regulated market which is open to the public. Currently, options on stock indices are traded only on national securities exchanges or over-the-counter, both in the U.S. and in foreign countries. A securities index fluctuates with changes in the market values of the securities included in the index. For example, some stock index options are based on a broad market index such as the S&P 500 or the Value Line Composite Index in the U.S., the Nikkei in Japan or the FTSE 100 in the United Kingdom. Index options may also be based on a narrower market index such as the S&P 100 or on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

The Fund may purchase put options in order to hedge against an anticipated decline in securities prices that might adversely affect the value of the Fund's portfolio securities. If the Fund purchases a put option on a security or securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the value of the security or securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the value of the security or securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's portfolio securities.

The Fund may purchase call options on securities and securities indices in order to remain fully invested in the stock market or to lock in a favorable price on securities that it intends to buy in the future. If the Fund purchases a call option on a security or securities index, the amount of the payment it receives upon exercising the option depends on the extent of an increase in the value of other securities and securities indices above the exercise price. Such payments would in effect allow the Fund to benefit from securities market appreciation even though it may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that the Fund intends to purchase. If, however, the value of the security or securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

The Fund may sell the security or securities index option it has purchased or write a similar offsetting option in order to close out a position in an option which it has purchased. These closing sale transactions enable the Fund to immediately realize gains or minimize losses on their respective options positions. However, there is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. In addition, security or securities index prices may be distorted by interruptions in the trading of securities of certain companies or of issuers in certain industries, or by restrictions that may be imposed by an exchange on opening or closing transactions, or both, which would disrupt trading in options on such security or securities indices and preclude the Fund from closing out its options positions. If the Fund is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the options in order to realize any profit.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that can not be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

In addition to the risks of imperfect correlation between the Fund's respective portfolio and the security or securities index underlying the option, the purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the security or the prices of the securities comprising the securities index on which the option is based.

Futures Contracts and Options on Futures Contracts

To hedge against changes in securities prices, the Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities in which the Fund may invest, securities indices that composed of securities in which the Fund may invest, and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price of portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of Pioneering Management Corporation ("PMC"), there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on securities and securities indices or other indices, the Fund may also enter into such futures contracts as part of their hedging strategies. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, PMC will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The Fund may use options on futures contracts for bona fide hedging or non-hedging purposes as discussed below.

Other Considerations. The Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund is not permitted to engage in speculative futures trading. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which the Fund expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the Fund's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of the Fund's total assets. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code, for maintaining its qualifications as a regulated investment company for federal income tax purposes.

Transaction costs associated with futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Restricted and Illiquid Securities

With respect to liquidity determinations generally, the Board of Trustees has the ultimate responsibility for determining whether specific securities, including Rule 144A securities, are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to PMC, pursuant to guidelines reviewed by the Trustees. PMC takes into account a number of factors in reaching liquidity decisions. These factors may include but are not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes in the securities; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). PMC will monitor the liquidity of securities in the Fund's portfolio and report periodically on such decisions to the Trustees.

Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Although there is not requirement to do so, the Fund currently intends to limit its investments in illiquid securities, including certain restricted securities, to 5% of total assets and to limit its investments in restricted securities determined not to be illiquid to 5% of total assets.

Investment Restrictions

Fundamental Investment Restrictions. The Fund has adopted certain additional investment restrictions which may not be changed without the affirmative vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities. The Fund may not:

         (1)......Issue  senior  securities,  except as  permitted by the Fund's borrowing, lending and commodity restrictions and, for purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements, fully covered reverse repurchase agreements, dollar rolls, swaps and any other financial transaction entered into pursuant to the Fund's investment policies as described in the Prospectus and this Statement of Additional Information and in accordance with applicable Securities and Exchange Commission (the "Commission") pronouncements, as well as the pledge, mortgage or hypothecation of the Fund's assets within the meaning of the fundamental investment restriction regarding pledging, are not deemed to be senior securities.

         (2)......Borrow  money,  except  from banks as a  temporary  measure to facilitate the meeting of redemption requests or for extraordinary emergency purposes and except pursuant to reverse repurchase agreements and dollar rolls and then only in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income.

         (3)......Guarantee  the securities of any other  company,  or mortgage, pledge, hypothecate or assign or otherwise encumber as security for indebtedness its securities or receivables in an amount exceeding the amount of the borrowing thereby secured.

         (4)......Act  as an  underwriter,  except  as it may be deemed to be on underwriter in a sale of restricted securities held in its portfolio.

         (5)......Invest  in real estate,  commodities  or commodity  contracts, except that the Fund may invest in financial futures contracts and related options and in any other financial instruments which may be deemed to be commodities or commodity contracts in which the Fund is not prohibited from investing by the Commodity Exchange Act and the rules and regulations thereunder.

         (6)......Make  loans,  except by the  purchase of debt  obligations  in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements or through the lending of portfolio securities, in each case only to the extent permitted by the Prospectus and this Statement of Additional Information.

         (7)......With  respect to 75% of its total assets,  purchase securities
of  an   issuer   (other   than   the   U.S.   Government,   its   agencies   or
instrumentalities), if

                  (a) such purchase would cause more than 5% of the Fund's total assets, taken at market value, to be invested in the securities of such issuer, or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

It is the fundamental policy of the Fund not to concentrate its investments in securities of companies in any particular industry. Following the current opinion of the staff of the Commission, the Fund's investments are concentrated in a particular industry if such investments aggregate 25% or more of the Fund's total assets. The Fund's policy does not apply to investments in U.S. government Securities.

The Fund does not intend to enter into any reverse repurchase agreements or dollar rolls, lend portfolio securities or invest in forward currency contracts, options or futures on foreign currencies or securities index put and call warrants, as described in fundamental investment restrictions (1), (2) and (6) above, during the coming year. In addition, in compliance with an informal position taken by the staff of the Commission regarding leverage, the Fund will not purchase securities during the coming year at any time that outstanding borrowings exceed 5% of the Fund's total assets.

2. MANAGEMENT OF THE FUND

The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and executive officers of the Fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Fund within the meaning of the 1940 Act.

JOHN     F. COGAN, JR.*, Chairman of the Board, President and Trustee,
DOB:  June 1926
         President, Chief Executive Officer and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of Pioneering Management Corporation ("PMC") and Pioneer Funds Distributor, Inc. ("PFD"); Director of Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC") and Forest-Starma (a Russian timber joint venture); President and Director of Pioneer Plans Corporation ("PPC"), Pioneer Investment Corp. ("PIC"), Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("PIntl"), Luscina, Inc., Pioneer First Russia, Inc. ("First Russia") and Pioneer Omega, Inc. ("Omega") and Theta Enterprises, Inc.; Chairman of the Board and Director of Pioneer Goldfields Limited ("PGL") and Teberebie Goldfields Limited; Chairman of the Supervisory Board of Pioneer Fonds Marketing, GmbH ("Pioneer GmbH"); Member of the Supervisory Board of Pioneer First Polish Trust Fund Joint Stock Company ("PFPT"); Chairman, President and Trustee of all of the Pioneer mutual funds; and Partner, Hale and Dorr LLP (counsel to the Fund).

MARY K. BUSH, Trustee,  DOB:  April 1948
4201 Cathedral Ave. NW, Washington, DC  20016
         President, Bush & Co., an International Financial Advisory firm, since 1991; Director/Trustee of Mortgage Guaranty Insurance Corporation, Novecon Management Company, Hoover Institution, Folger Shakespeare Library, March of Dimes, Project 2000, Inc., Small Enterprise Assistance Fund and Wilberforce University; Advisory Board member, Washington Mutual Investors Fund, a registered investment company; U.S. Alternate Executive Director, International Monetary Fund (1984-1988); and Managing Director, Federal Housing Finance Board (1989-1991).

RICHARD H. EGDAHL, M.D., Trustee,  DOB: December 1926
Boston University Health Policy Institute, 53 Bay State Rd., Boston, MA  02115
       Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; Director, Boston University Health Policy Institute and Boston University Medical Center; Executive Vice President and Vice Chairman of the Board, University Hospital; Academic Vice President for Health Affairs, Boston University; Director, Essex Investment Management Company, Inc. (investment adviser), Health Payment Review, Inc. (health care containment software firm), Mediplex Group, Inc. (nursing care facilities firm), Peer Review Analysis, Inc. (health care facilities firm) and Springer-Verlag New York, Inc. (publisher); Honorary Trustee, Franciscan Children's Hospital; and Trustee of all of the Pioneer mutual funds.

MARGARET B.W. GRAHAM, Trustee,  DOB:  May 1947
The Keep, P.O. Box 110. Little Deer Isle, ME  04650
       Founding Director, Winthrop Group, Inc. (consulting firm); Manager of Research Operations, Xerox Palo Alto Research Center, from 1991 to 1994; Professor of Operations Management and Management of Technology, Boston University School of Management ("BUSM"), from 1989 to 1993; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

JOHN W. KENDRICK, Trustee,  DOB:  July 1917
6363 Waterway Drive, Falls Church, VA  22044
       Professor Emeritus and Adjunct Scholar, George Washington University; Economic Consultant and Director, American Productivity and Quality Center; American Enterprise Institute; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

MARGUERITE A. PIRET, Trustee,  DOB:  May 1948
One Boston Place, Suite 2635, Boston, MA 02108
       President, Newbury, Piret & Company, Inc. (merchant banking firm) and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, Trustee and Executive Vice President,  DOB:  February 1944
       Executive Vice President and a Director of PGI; President, Chief Investment Officer and a Director of PMC; Director of PFD, PCC, PIC, PIntl, First Russia, Omega and Pioneer SBIC Corporation; and Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, Trustee,  DOB: September 1928
125 Broad Street, New York, NY  10004
       Partner, Sullivan & Cromwell (law firm); Trustee, The Winthrop Focus Funds (mutual funds) and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP, Trustee,  DOB:  June 1936
One North Adgers Wharf, Charleston, SC  29401
       President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp.; Trustee of Alliance Capital Reserves, Alliance Government Reserves and Alliance Tax Exempt Reserves; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

WILLIAM H. KEOUGH, Treasurer,  DOB:  April 1937
       Senior Vice President, Chief Financial Officer and Treasurer of PGI; Treasurer of PFD, PMC, PSC, PCC, PIC, PIntl, PMT, PGL, First Russia, Omega and Pioneer SBIC Corporation; Treasurer and Director of PPC; and Treasurer of all of the Pioneer mutual funds.

JOSEPH P. BARRI, Secretary, DOB: August 1946
       Secretary of PGI, PMC, PPC, PIC, PIntl, PMT, First Russia, Omega and PCC; Clerk of PFD and PSC; Partner, Hale and Dorr LLP (counsel to the Fund); and Secretary of all of the Pioneer mutual funds.

ERIC W. RECKARD, Assistant Treasurer, DOB:  June 1956
       Manager of Fund Accounting of PMC since May 1994; Manager of Auditing, Compliance and Business Analysis for PGI prior to May 1994; and Assistant Treasurer of all of the Pioneer mutual funds.

ROBERT P. NAULT, Assistant Secretary, DOB:   March 1964
       General Counsel and Assistant Secretary of PGI since 1995; Assistant Secretary of PMC, PIntl, PGL, First Russia, Omega and all of the Pioneer mutual funds; Assistant Clerk of PFD and PSC; and formerly of Hale and Dorr LLP (counsel to the Fund) where he most recently served as junior partner.

WILLIAM M. TAUSSIG, Vice President, DOB:  August 1952
       Vice President of PMC.

The Fund's Declaration of Trust (the "Declaration of Trust") provides that the holders of two-thirds of its outstanding shares may vote to remove a Trustee of the Fund at any meeting of shareholders. See "Description of Shares" below. The business address of all officers is 60 State Street, Boston, Massachusetts 02109.

The expense of organizing the Fund and initially registering its shares under federal and state securities laws are being charged to the Fund's operations, as an expense, over a period not to exceed 60 months from the Fund's inception date. If any of the original shares are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata shares is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

All of the outstanding capital stock of PFD, PMC and PSC is owned, directly or indirectly, by PGI, a publicly-owned Delaware corporation. PMC, the Fund's investment adviser, serves as the investment adviser for the Pioneer mutual funds listed below and manages the investments of certain institutional accounts.

         The table below lists all the Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.

                                         Investment           Principal
Fund Name                                  Adviser           Underwriter

Pioneer International Growth Fund            PMC                 PFD
Pioneer Europe Fund                          PMC                 PFD
Pioneer World Equity Fund                    PMC                 PFD
Pioneer Emerging Markets Fund                PMC                 PFD
Pioneer India Fund                           PMC                 PFD
Pioneer Capital Growth Fund                  PMC                 PFD
Pioneer Mid-Cap Fund                         PMC                 PFD
Pioneer Growth Shares                        PMC                 PFD
Pioneer Small Company Fund                   PMC                 PFD
Pioneer Micro-Cap Fund                       PMC                 PFD
Pioneer Gold Shares                          PMC                 PFD
Pioneer Equity-Income Fund                   PMC                 PFD
Pioneer Fund                                 PMC                 PFD
Pioneer II                                   PMC                 PFD
Pioneer Real Estate Shares                   PMC                 PFD
Pioneer Balanced Fund                        PMC                 PFD
Pioneer Short-Term Income Trust              PMC                 PFD
Pioneer America Income Trust                 PMC                 PFD
Pioneer Bond Fund                            PMC                 PFD
Pioneer Intermediate Tax-Free Fund           PMC                 PFD
Pioneer Tax-Free Income Fund                 PMC                 PFD
Pioneer Cash Reserves Fund                   PMC                 PFD
Pioneer Interest Shares                      PMC               Note 1
Pioneer Variable Contracts Trust             PMC               Note 2
------------------------------------
Note 1 This fund is a closed-end fund.

Note 2 This is a series of eight separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.
------------------------------------

To the knowledge of the Fund, no officer or trustee of the Fund owned 5% or more of the issued and outstanding shares of PGI on the date of this Statement of Additional Information, except Mr. Cogan who then owned approximately 14% of such shares. At June 30, 1997, the Trustees and officers of the Fund owned in the aggregate, less than 1% of the outstanding securities of the Fund. As of such date, Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246 owned approximately 10.68% (193,001 shares) of the outstanding Class A shares of the Fund and approximately 16.71% (374,873 shares) of the outstanding Class B shares of the Fund.

Compensation of Officers and Trustees

The Fund pays no salaries or compensation to any of its officers. The Fund pays an annual trustees' fee of $500 plus $120 per meeting attended to each Trustee who is not affiliated with PMC, PFD or PGI and pays an annual trustees' fee of $500 plus expenses to each Trustee affiliated with PMC, PFD or PGI. Any such fees and expenses paid to affiliates or interested persons of PMC, PFD or PGI are reimbursed to the Fund under its Management Contract.

The following table sets forth certain information with respect to the estimated compensation of each Trustee of the Fund for the fiscal year ending November 30, 1997:

                                          Pension or Retirement        Total
                          Compensation       Benefits Accrued as   Compensation
                                                                  from Fund and
                            Aggregate            Part of          ioneer Family
Name of Trustee           from the Fund*    Fund's Expenses         of Funds**

Mary K. Bush+                 $    0              $ 0              $     0
John F. Cogan, Jr.               500                0              $11,083
Richard H. Egdahl, M.D.        1,940                0              $59,858
Margaret B.W. Graham           1,940                0              $59,858
John W. Kendrick               1,940                0              $59,858
Marguerite A. Piret            2,040                0              $79,842
David D. Tripple                 500                0              $11,083
Stephen K. West                2,040                0              $67,850
John Winthrop                  2,040                0              $66,442
                                                    -
Total                        $12,940                0              $415,874
-------------------------------------------------------------------------

 *       As of Fund's fiscal year ending November 30, 1997 (estimated).
 **      As of December 31, 1996 (calendar year end for all Pioneer mutual funds).
 +       Mary K. Bush became a Trustee on June 23, 1997.

3. INVESTMENT ADVISER

The Fund has contracted with PMC, 60 State Street, Boston, Massachusetts, to act as its investment adviser. A description of the services provided to the Fund under its management contract and the expenses paid by the Fund under the contract is set forth in the Prospectus under the caption "Management of the Fund."

The term of the management contract is one year and is renewable annually by the vote of a majority of the Board of Trustees of the Fund (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties). The vote must be cast in person at a meeting called for the purpose of voting on such renewal. This contract terminates if assigned and may be terminated without penalty by either party upon sixty days' written notice by vote of the Board of Directors or Trustees or a majority of the outstanding voting securities. Pursuant to the management contract, PMC will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of PMC. PMC, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the respective management contract.

As compensation for its management services and expenses incurred, PMC is entitled to a management fee from the Fund at the rate of 1.10% per annum of he Fund's average daily net assets. The fee is normally computed and accrued daily and paid monthly.

PMC has agreed not to impose all or a portion of its management fees and make other arrangements, if necessary, to limit expenses for the Fund's Class A shares to not more than 1.75% of such Class's average net assets. The management fee attributable to the Fund's Class B shares will not be imposed to the same extent that it is not imposed for Class A shares. This agreement is temporary and voluntary and may be terminated at any time by PMC. See "Expense Information" in the Prospectus.

     The Fund paid no management fees for the period February 28, 1997 (commencement of operations) through May 31, 1997. If PMC's fee reduction and expense limitation had not been in effect, the Fund would have paid management fees of $102,038 for the period.

4. UNDERWRITING AGREEMENT AND DISTRIBUTION PLANS

The Fund entered into an Underwriting Agreement with PFD. The Underwriting Agreement will continue from year to year if annually approved by the Trustees. The Underwriting Agreement provides that PFD will bear expenses for the distribution of the Fund's shares, except for expenses incurred by PFD for which it is reimbursed by the Fund under the Plan. PFD bears all expenses it incurs in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution related services performed for the Fund. PFD also pays certain expenses in connection with the distribution of the Fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears the cost of registering its shares under federal and state securities law and the laws of certain foreign countries. The Fund and PFD have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Underwriting Agreement, PFD will use its best efforts in rendering services to the Fund.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to both its Class A shares (the "Class A Plan") and its Class B shares (the "Class B Plan") (together, the "Plans").

Class A Plan

Pursuant to the Class A Plan the Fund may reimburse PFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares. Certain categories of such expenditures have been approved by the Board of Trustees and are set forth in the Prospectus. See "Distribution Plans" in each Prospectus. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to Class A shares, the annual rate of 0.25% of the Fund's average annual net assets attributable to Class A shares.

Class B Plan

The Class B Plan provides that the Fund shall pay PFD, as the Fund's distributor for its Class B shares, a daily distribution fee equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class B shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a sales agreement with PFD at a rate of up to 0.25% of the Fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all of a portion of the distribution fees described above to be paid to the broker-dealer.

The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services to the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel office expenses and equipment. The Class B Plan also provides that PFD will receive all contingent deferred sales charges ("CDSCs") attributable to Class B shares.
(See "Distributions Plans" in the Prospectus.)

General

In accordance with the terms of the Plans, PFD provides to the Fund for review by the Trustees a quarterly written report of the amounts expended under the respective Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the Fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.

The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the 1940 Act (none of whom had or have any direct or indirect financial interest in the operation of the Plans), cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit each Fund and their current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby, and material amendments of the Plans must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the respective Class of the Fund (as defined in the 1940 Act). A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).

During the period February 28, 1997 (commencement of operations) through May 31, 1997, the Fund incurred total distribution fees of $10,404 and $51,146 pursuant to the Fund's Class A Plan and Class B Plan, respectively.

Redemptions of each Class of shares may be subject to a CDSC. A CDSC of 1.00% may be imposed on certain net asset purchases of Class A shares that are redeemed within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0% based on the lower of cost or market value of shares being redeemed. See " How to Buy Fund Shares" in the Prospectus. During the period February 28, 1997 (commencement of operations) through May 31, 1997, CDSCs in the amount of approximately $2,269 were paid to PFD. Such CDSCs are paid to PFD in reimbursement of expenses related to servicing of shareholders accounts and compensation paid to dealers and sales personnel.

5. SHAREHOLDER SERVICING/TRANSFER AGENT

The Fund has contracted with PSC, 60 State Street, Boston, Massachusetts, to act as shareholder servicing and transfer agent for the Fund. This contract terminates if assigned and may be terminated without penalty by either party upon ninety days' written notice by vote of its Board of Directors or Trustees or a majority of its outstanding voting securities.

Under the terms of its contract with the Fund, PSC services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the Fund; (ii) distributing dividends and capital gains associated with Fund portfolio accounts; and (iii) maintaining account records and responding to shareholder inquiries.

PSC receives an annual fee of $22.75 for each Class A and Class B shareholder account from the Fund as compensation for the services described above. PSC is also reimbursed by the Fund for its cash out-of-pocket expenditures. The annual fee is set at an amount determined by vote of a majority of the Trustees (including a majority of the Trustees who are not parties to the contract with PSC or interested persons of any such parties) to be comparable to fees for such services being paid by other investment companies. The Fund may compensate entities which have agreed to provide certain sub-accounting services, such as specific transaction processing or recordkeeping services. Any such payments by the Fund would be in lieu of the per account fee which would otherwise be paid by the Fund to PSC.

6. CUSTODIAN

Brown Brothers Harriman & Co. (the "Custodian") 40 Water Street, Boston, Massachusetts 02109, is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities, including repurchase agreements, issued by the Custodian and may deal with the Custodian as a principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company.

7. PRINCIPAL UNDERWRITER

PFD serves as the principal underwriter for the Fund in connection with the continuous offering of the Class A and Class B shares of the Fund. During the period February 28, 1997 (commencement of operations) through May 31, 1997, net underwriting commissions retained by PFD in connection with its offering of the Class A shares of the Fund were approximately $23,000. Commissions reallowed to dealers by PFD in such period were approximately $1,019,000. See "Underwriting Agreement and Distribution Plans" above for a description of the terms of the Underwriting Agreement with PFD.

The Fund will not generally issue Fund shares for consideration other than cash. At the Fund's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities or a merger or other reorganization.

8. INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP, 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's independent public accountants, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the Commission.

9. PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by PMC pursuant to authority contained in the Fund's management contract. In selecting brokers or dealers, PMC will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

PMC may select broker-dealers which provide brokerage and/or research services to the Fund and/or other investment companies managed by PMC. In addition, if PMC determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). PMC maintains a listing of broker-dealers who provide such services on a regular basis. However, because it is anticipated that many transactions on behalf of the Fund and other investment companies managed by PMC are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided.

The research received from broker-dealers may be useful to PMC in rendering investment management services to the Fund as well as other investment companies managed by PMC, although not all such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other PMC clients may be useful to PMC in carrying out its obligations to the Fund. The receipt of such research has not reduced PMC's normal independent research activities; however, it enables PMC to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by PMC. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

The Trustees periodically review PMC's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

In addition to the Fund, PMC acts as investment adviser to other Pioneer mutual funds and certain private accounts with investment objectives similar to those of the Fund. Securities frequently meet the investment objectives of the Fund, such other funds and such private accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that the Fund, another mutual fund in the Pioneer group or a private account managed by PMC may not be able to acquire as large a position in such security as it desires, it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if PMC decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund or the account. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each.

         During the period from February 28, 1997 through May 31, 1997, the Fund
paid  or  accrued   aggregate   brokerage  and   underwriting   commissions   of
approximately $58,648.

10. TAX STATUS AND DIVIDENDS

It is the Fund's policy to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. These requirements relate to the sources of the Fund's income, the diversification of its assets, and the timing of its distributions. If the Fund meets all such requirements and distributes to its shareholders at least annually all investment company taxable income and net capital gain, if any, which it receives, the Fund will be relieved of the necessity of paying federal income tax.

In order to qualify under Subchapter M, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test"), limit its gains from the sale of stock, securities and certain other investments held for less than three months to less than 30% of its annual gross income (the "30% test") and satisfy certain diversification and income distribution requirements.

Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss are taxable as ordinary income, whether received in cash or in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss, if any, whether received in cash or additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held. The federal income tax status of all distributions will be reported to shareholders annually.

Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

If the Fund invests in certain pay-in-kind securities ("PIKs"), zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to such Fund and are not expected to be distributed as such to shareholders.

At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions in reality represent a return of a portion of the investment.

Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

In addition, if Class A shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment at net asset value, the sales charge paid on such shares is not included in their tax basis under the Code and
(2) in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on certain redemptions may be disallowed under "wash sale" rules in the event of other investments in the same Fund within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other sale of shares. In such a case, the disallowed portion of any loss would be included in the federal tax basis of the shares acquired in the other investments.

Options written or purchased and futures contracts entered into by the Fund on certain securities and securities and securities indices may cause the Fund to recognize gains or losses from marking-to-market at the end of its taxable year even though such options may not have lapsed, been closed out, or exercised or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization as long-term or short-term of some capital gains and losses realized by the Fund. Losses on certain options, futures and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, and straddles may affect the amount, timing and character of the Fund's income and loss and hence of its distributions to shareholders.

For purposes of the 70% dividends-received deduction available to corporations under the Code, dividends received by the Fund from U.S. domestic corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) held in an unleveraged position and distributed and designated by the Fund may be treated as qualifying dividends. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions that diminish risk of loss, with respect to their Fund shares and, if they borrow to acquire Fund shares, may be denied a portion of the dividends-received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Federal law requires that the Fund withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain dividends, and the proceeds of redemptions (including exchanges) and repurchases, to shareholders who have not complied with Internal Revenue Service ("IRS") regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate W-9 Forms, that their Social Security or other Taxpayer Identification Number is correct and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

If, as anticipated, the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. The description does not address the special tax rules applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% U.S. withholding tax (or withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

11. DESCRIPTION OF SHARES

The Fund's Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the Fund consists of only one series. The Trustees may, however, establish additional series of shares in the future, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A shares and Class B shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

Shareholders  are  entitled  to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees.

The shares of the Fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the Fund vote together as a class on matters that affect all series of the Fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Fund's Declaration of Trust without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable by the Fund, except as stated below.

12. CERTAIN LIABILITIES

As a Delaware business trust, the Fund's operations are governed by its Declaration of Trust dated December 3, 1996. A copy of the Fund's Certificate of Trust, also dated December 3, 1996, is on file with the office of the Secretary of State of Delaware. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Fund's Declaration of Trust expressly provides that the Fund is organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as the Fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the trust's shareholders could become subject to personal liability.

To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees,
(ii) provides for the indemnification out of Fund property of any shareholders held personally liable for any obligations of the Fund or any series of the Fund and (iii) provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Fund's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

The Declaration of Trust further provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. The Declaration of Trust does not authorize the Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

13.  LETTER OF INTENT (Class A Shares Only)

The use of the Letter of Intent ("LOI") procedure may be limited for this Fund. A Letter of Intent may, however, be used in connection with the purchases of shares of other Pioneer mutual funds. See "How to Purchase Fund Shares - Letter of Intent" in the Prospectus for more information.

Purchases in the Class A shares of the Fund of $50,000 or more (excluding any reinvestments of dividends and capital gains distributions) made within a 13-month period pursuant to a LOI provided by PFD will qualify for a reduced sales charge. Such reduced sales charge will be the charge that would be applicable to the purchase of all Class A shares purchased during such 13-month period pursuant to a LOI had such shares been purchased all at once. See "How to Buy Fund Shares" in each Prospectus.

For example, a person who signs a LOI providing for a total investment in Class A shares of $50,000 over a 13-month period would be charged at the 4.50% sales charge rate with respect to all purchases during that period. Should the amount actually purchased during the 13-month period be more or less than that indicated in the LOI, an adjustment in the sales charge will be made. A purchase not made pursuant to a LOI may be included thereafter if the LOI is filed within 90 days of such purchase. Any shareholder may also obtain the reduced sales charge by including the value (at current offering price) of all the shares of record he holds in the Fund and in all other Pioneer mutual funds as of the date of the LOI as a credit toward determining the applicable scale of sales charge for the Class A shares to be purchased under the LOI.

A LOI may be established by completing the Letter of Intent section of the Account Application. When you sign the Account Application, you agree to irrevocably appoint PSC your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. A Letter of Intent is not a binding obligation upon the investor to purchase, or the Fund to sell, the full amount indicated.

If the 13-month total purchases less redemptions, exceed the amount specified under the LOI and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the 13-month total purchases less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI section of the Account Application. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PSC, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

14. SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares of the Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit with PSC shares of the Fund having a total value of not less than $10,000. Periodic payments of $50 or more will be deposited monthly or quarterly directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. A designation of a third party to receive checks subsequent to opening an account requires an acceptable signature guarantee. Withdrawals under a SWP from Class B share accounts are limited to 10% of the value of the account at the time the SWP is implemented.

Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

SWP payments are made from the proceeds of the redemption of shares deposited under the SWP in a SWP account. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. Redemptions are taxable transactions to shareholders. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

The SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed.

15.  DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern Time) on each day on which the Exchange is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The Fund is not required to determine its net asset value per share on any day in which no purchase orders for the shares of the Fund become effective and no shares are tendered for redemption.

The net asset value per share of each class of the Fund is computed by taking the value of all of the Fund's assets attributable to a class, less the Fund's liabilities attributable to a class, and dividing it by the number of outstanding shares of the class. For purposes of determining net asset value, expenses of the classes of the Fund are accrued daily.

Securities that have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities for which no market quotations are readily available (excluding those whose trading has been suspended) will be valued at fair value as determined in good faith by the Board of Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board of Trustees.

The Fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B shares are offered at net asset value without the imposition of an initial sales charge.

16. INVESTMENT RESULTS

Quotations, Comparisons, and General Information

From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of the Fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to stock or other relevant indices. For example, total return of the Fund's classes may be compared to rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors mutual fund performance; the Standard & Poor's 500 Stock Index ("S&P 500"), an index of unmanaged groups of common stock; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange; or The Frank Russell Indexes ("Russell 1000," "2000," "2500," "3000,") or the Wilshire Total Market Value Index ("Wilshire 5000"), two recognized unmanaged indexes of broad based common stocks.

In addition, the performance of the classes of the Fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal, and Worth may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper Analytical Services, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

In addition, from time to time, quotations from articles from financial publications such as those listed above may be used in advertisements in sales literature, or in reports to shareholders of the Fund.

The Fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the Fund since such Fund's inception.

In presenting investment results, the Fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

One of the primary methods used to measure the performance of a class of the Fund is "total return." "Total return" will normally represent the percentage change in value of an account, or of a hypothetical investment in a class of the Fund, over any period up to the lifetime of that class of the Fund. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result.

The Fund's average annual total return quotations for each of its classes as that information may appear in the Fund's Prospectus, this Statement of Additional Information or in advertising are calculated by standard methods prescribed by the Commission.

Standardized Average Annual Total Return Quotations

Average annual total return quotations for Class A and Class B shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in the class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                            P(1+T)n = ERV

Where:            P        =        a hypothetical initial payment of $1,000,
                                    less the maximum sales load of $57.50 for Class A shares or the deduction of the CDSC for Class B shares at the end of the period.

                  T        =        average annual total return

                  n        =        number of years

                  ERV      =        ending redeemable value of the hypothetical
                                    $1000 initial payment made at the
                                    beginning of the designated period (or
                                    fractional portion thereof)

For purposes of the above computation, it is assumed that all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to a class's mean account size.

The total returns for each Class of Fund shares as of May 31, 1997, are as follows:

                           Average Total Return (%)*

                                           Life of Fund
Class A Shares                                  -1.26%
Class B Shares                                   0.73%

*Inception was February 28, 1997.

Automated Information Line

FactFoneSM, Pioneer's 24-hour automated information line, allows shareholders to dial toll-free 1-800-225-4321 and hear recorded fund information, including:

         o       net asset value prices for all Pioneer mutual funds;

         o       annualized 30-day yields on Pioneer's fixed income funds;

         o annualized 7-day yields and 7-day effective (compound) yields for Pioneer Cash Reserves Fund; and

         o dividends and capital gains distributions on all Pioneer mutual funds.

Yields are calculated in accordance with Commission mandated standard formulas.

In addition, by using a personal identification number ("PIN"), shareholders may enter purchases, exchanges and redemptions, access their account balance and last three transactions and may order a duplicate statement. See "FactFoneSM" in the Prospectus for more information.

All  performance  numbers   communicated   through  FactFoneSM   represent  past
performance, and figures for all quoted bond funds include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A and Class B shares (except for Pioneer Cash Reserves Fund, which seeks a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

17.  FINANCIAL STATEMENTS

The Fund's Semi-Annual Report dated May 31, 1997, is attached to and incorporated by reference into this Statement of Additional Information in reliance upon the report of Arthur Andersen LLP, independent public accountants, as experts. Additional copies of the Fund's Semi-Annual Report may be obtained without charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109.

                                   APPENDIX A

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

The following securities indices are well-known, unmanaged measures of market performance. Advertisements and sales literature for the Fund may refer to these indices or may present comparisons between the performance of the Fund and one or more of the indices. Other indices may be used, if appropriate. The indices are not available for direct investment. The data presented is not meant to be indicative of the performance of the Fund, reflects past performance and does not guarantee future results.

S&P 500
This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P Composite Index includes 500 of the largest stocks (in terms of stock market value) in the U.S.; prior to March 1957 it consisted of 90 of the largest stocks.

DOW JONES INDUSTRIAL AVERAGE
This is a total return index based on the performance of 30 blue chip stocks.

U.S. SMALL STOCK INDEX
This index is a market value weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. INFLATION
The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S.
Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES
The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

LONG-TERM U.S. GOVERNMENT BONDS
The total returns on long-term government bonds from 1977 to 1991 are constructed with data from The Wall Street Journal. Over 1926-1976, data are obtained from the Government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used, and whose returns did not reflect potential tax benefits, impaired negotiability, or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed. Total returns for 1977-1991 are calculated as the change in the flat price or and-interest price.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS
Total returns of the intermediate-term government bonds for 1977-1991 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934-1986 are obtained from the CRSP Government Bond File.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than 5 years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934-1942, almost all bonds with maturities near 5 years were partially or full tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926-1933, there are few bonds suitable for construction of a series with a 5-year maturity. For this period, five year bond yield estimates are used.

MSCI
Morgan  Stanley  Capital  International   Indices,   developed  by  the  Capital
International S.A., are based on share prices of some 1470 companies listed on the stock exchanges around the world.

Countries in the MSCI EAFE Portfolio are:
Australia; Austria; Belgium; Denmark; Finland; France; Germany; Hong Kong; Italy; Japan; Netherlands; N. Zealand; Norway;
Singapore/Malaysia; Spain; Sweden; Switzerland; United Kingdom.

Countries in the MSCI Emerging Market Free Index are: Argentina, Brazil, Chile, China, Czech Republic, Colombia, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea Free (at 50%), Malaysia, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela Free

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

6 MONTH CDs
Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS
For 1969-1991, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. Since most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

Over 1926-1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946-1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon for 1969-1991. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Randolph W. Westerfield, Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

U.S. (30 DAY) TREASURY BILLS
For the U.S. Treasury bill index, data from The Wall Street Journal are used for 1977-1991; the CRSP U.S. Government Bond File is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

NAREIT-EQUITY INDEX
All of the data is based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMSE and the NASDAQ. The data is market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 Newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighing at the beginning of the period. Only those REITs listed for the entire period are

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income. Liquidating dividends, whether full or partial, are treated as income.

RUSSELL 2000 SMALL STOCK INDEX
Index of the 2,000 smallest stocks in the Russell 3000 Index (TM); the smallest company has a market capitalization of approximately $13 million. The Russell 3000 is comprised of the 3,000 largest US companies as determined by market capitalization representing approximately 98% of the US equity market. The largest company in the index has a market capitalization of $67 billion. The Russell Indexes (TM) are reconstituted annually as of June 1st, based on May 31 market capitalization rankings.

WILSHIRE REAL ESTATE SECURITIES INDEX
The Wilshire Real Estate Securities Index is a market capitalization-weighted index which measures the performance of more than 85 securities.

The index contains performance data on five major categories of property; office, retail, industrial, apartment and miscellaneous. Additionally, the Index has real estate portfolio encumbered by 16% third party mortgages. The companies in the WRESEC are 79% equity and hybrid REIT's and 21% real estate operating companies. The capitalization is 47% NYSE, 33% AMEX and 20% OTC."

STANDARD & POOR'S MIDCAP 400 INDEX
The Standard and Poor's MidCap 400 Index is a market-value-weighted index. The performance data for the MidCap 400 Index were calculated by taking the stocks presently in the MidCap 400 Index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the MidCap 400 Index five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

The S&P MidCap 400 Index and the S&P 500 together represent approximately 85% of the total market capitalization of stocks traded in the United States.

LIPPER BALANCED FUNDS INDEX

Equally-weighted performance indices, adjusted for capital gains distributions and income dividends of approximately 30 of the largest funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS


BANK SAVINGS ACCOUNT
Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963-1987 and The Wall Street Journal for the years 1988-1994.






Source:           Ibbotson Associates

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                               Dow                                     S&P/ BARRA       S&P/
                 S&P     Jones Industrial  U.S. Small                  500 Growth       BARRA
                 500         Average       Stock Index      U. S.                        500
                Index                                     Inflation                     Value
---------------------------------------------------------------------------------------------------
Dec 1928        43.61         55.38           39.69         -0.97         N/A            N/A
Dec 1929        -8.42         -13.64         -51.36         0.20          N/A            N/A
Dec 1930        -24.90        -30.22         -38.15         -6.03         N/A            N/A
Dec 1931        -43.34        -49.02         -49.75         -9.52         N/A            N/A
Dec 1932        -8.19         -16.88          -5.39        -10.30         N/A            N/A
Dec 1933        53.99         73.72          142.87         0.51          N/A            N/A
Dec 1934        -1.44          8.08           24.22         2.03          N/A            N/A
Dec 1935        47.67         43.77           40.19         2.99          N/A            N/A
Dec 1936        33.92         30.23           64.80         1.21          N/A            N/A
Dec 1937        -35.03        -28.88         -58.01         3.10          N/A            N/A
Dec 1938        31.12         33.16           32.80         -2.78         N/A            N/A
Dec 1939        -0.41          1.31           0.35          -0.48         N/A            N/A
Dec 1940        -9.78         -7.96           -5.16         0.96          N/A            N/A
Dec 1941        -11.59        -9.88           -9.00         9.72          N/A            N/A
Dec 1942        20.34         14.13           44.51         9.29          N/A            N/A
Dec 1943        25.90         19.06           88.37         3.16          N/A            N/A
Dec 1944        19.75         17.19           53.72         2.11          N/A            N/A
Dec 1945        36.44         31.60           73.61         2.25          N/A            N/A
Dec 1946        -8.07         -4.40          -11.63         18.16         N/A            N/A
Dec 1947         5.71          7.61           0.92          9.01          N/A            N/A
Dec 1948         5.50          4.27           -2.11         2.71          N/A            N/A
Dec 1949        18.79         20.92           19.75         -1.80         N/A            N/A
Dec 1950        31.71         26.40           38.75         5.79          N/A            N/A
Dec 1951        24.02         21.77           7.80          5.87          N/A            N/A
Dec 1952        18.37         14.58           3.03          0.88          N/A            N/A
Dec 1953        -0.99          2.02           -6.49         0.62          N/A            N/A
Dec 1954        52.62         51.25           60.58         -0.50         N/A            N/A
Dec 1955        31.56         26.58           20.44         0.37          N/A            N/A
Dec 1956         6.56          7.10           4.28          2.86          N/A            N/A
Dec 1957        -10.78        -8.63          -14.57         3.02          N/A            N/A
Dec 1958        43.36         39.31           64.89         1.76          N/A            N/A
Dec 1959        11.96         20.21           16.40         1.50          N/A            N/A
Dec 1960         0.47         -6.14           -3.29         1.48          N/A            N/A
Dec 1961        26.89         22.60           32.09         0.67          N/A            N/A
Dec 1962        -8.73         -7.43          -11.90         1.22          N/A            N/A
Dec 1963        22.80         20.83           23.57         1.65          N/A            N/A
Dec 1964        16.48         18.85           23.52         1.19          N/A            N/A
Dec 1965        12.45         14.39           41.75         1.92          N/A            N/A
Dec 1966        -10.06        -15.78          -7.01         3.35          N/A            N/A
Dec 1967        23.98         19.16           83.57         3.04          N/A            N/A
Dec 1968        11.06          7.93           35.97         4.72          N/A            N/A
Dec 1969        -8.50         -11.78         -25.05         6.11          N/A            N/A
Dec 1970         4.01          9.21          -17.43         5.49          N/A            N/A
Dec 1971        14.31          9.83           16.50         3.36          N/A            N/A
Dec 1972        18.98         18.48           4.43          3.41          N/A            N/A
Dec 1973        -14.66        -13.28         -30.90         8.80          N/A            N/A
Dec 1974        -26.47        -23.58         -19.95         12.20         N/A            N/A

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                               Dow                                     S&P/ BARRA       S&P/
                 S&P     Jones Industrial  U.S. Small                  500 Growth       BARRA
                 500         Average       Stock Index      U. S.                        500
                Index                                     Inflation                     Value
---------------------------------------------------------------------------------------------------
Dec 1975        37.20         44.75           52.82         7.01         31.72          43.38
Dec 1976        23.84         22.82           57.38         4.81         13.84          34.93
Dec 1977        -7.18         -12.84          25.38         6.77         -11.82         -2.57
Dec 1978         6.56          2.79           23.46         9.03          6.78          6.16
Dec 1979        18.44         10.55           43.46         13.31        15.72          21.16
Dec 1980        32.42         22.17           39.88         12.40        39.40          23.59
Dec 1981        -4.91         -3.57           13.88         8.94         -9.81          0.02
Dec 1982        21.41         27.11           28.01         3.87         22.03          21.04
Dec 1983        22.51         25.97           39.67         3.80         16.24          28.89
Dec 1984         6.27          1.31           -6.67         3.95          2.33          10.52
Dec 1985        32.16         33.55           24.66         3.77         33.31          29.68
Dec 1986        18.47         27.10           6.85          1.13         14.50          21.67
Dec 1987         5.23          5.48           -9.30         4.41          6.50          3.68
Dec 1988        16.81         16.14           22.87         4.42         11.95          21.67
Dec 1989        31.49         32.19           10.18         4.65         36.40          26.13
Dec 1990        -3.17         -0.56          -21.56         6.11          0.20          -6.85
Dec 1991        30.55         24.19           44.63         3.06         38.37          22.56
Dec 1992         7.67          7.41           23.35         2.90          5.07          10.53
Dec 1993         9.99         16.94           20.98         2.75          1.68          18.60
Dec 1994         1.31          5.06           3.11          2.67          3.13          -0.64
Dec 1995        37.43         36.84           34.46         2.54         38.13          36.99
Dec 1996        23.07         28.84           17.62         3.58         23.96          21.99

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                 Long-       Intermediate-      MSCI                       Long-
               Term U.S.       Term U.S.        EAFE          6          Term U.S.          U.S.
              Gov't Bonds     Government       (Net of      Month     Corporate Bonds      T-Bill
                                 Bonds         Taxes)        CDs                          (30 Day)
------------------------------------------------------------------------------------------------------
Dec 1925          N/A             N/A            N/A         N/A            N/A             N/A
Dec 1926          7.77           5.38            N/A         N/A            7.37            3.27
Dec 1927          8.93           4.52            N/A         N/A            7.44            3.12
Dec 1928          0.10           0.92            N/A         N/A            2.84            3.56
Dec 1929          3.42           6.01            N/A         N/A            3.27            4.75
Dec 1930          4.66           6.72            N/A         N/A            7.98            2.41
Dec 1931         -5.31           -2.32           N/A         N/A           -1.85            1.07
Dec 1932         16.84           8.81            N/A         N/A           10.82            0.96
Dec 1933         -0.07           1.83            N/A         N/A           10.38            0.30
Dec 1934         10.03           9.00            N/A         N/A           13.84            0.16
Dec 1935          4.98           7.01            N/A         N/A            9.61            0.17
Dec 1936          7.52           3.06            N/A         N/A            6.74            0.18
Dec 1937          0.23           1.56            N/A         N/A            2.75            0.31
Dec 1938          5.53           6.23            N/A         N/A            6.13           -0.02
Dec 1939          5.94           4.52            N/A         N/A            3.97            0.02
Dec 1940          6.09           2.96            N/A         N/A            3.39            0.00
Dec 1941          0.93           0.50            N/A         N/A            2.73            0.06
Dec 1942          3.22           1.94            N/A         N/A            2.60            0.27
Dec 1943          2.08           2.81            N/A         N/A            2.83            0.35
Dec 1944          2.81           1.80            N/A         N/A            4.73            0.33
Dec 1945         10.73           2.22            N/A         N/A            4.08            0.33
Dec 1946         -0.10           1.00            N/A         N/A            1.72            0.35
Dec 1947         -2.62           0.91            N/A         N/A           -2.34            0.50
Dec 1948          3.40           1.85            N/A         N/A            4.14            0.81
Dec 1949          6.45           2.32            N/A         N/A            3.31            1.10
Dec 1950          0.06           0.70            N/A         N/A            2.12            1.20
Dec 1951         -3.93           0.36            N/A         N/A           -2.69            1.49
Dec 1952          1.16           1.63            N/A         N/A            3.52            1.66
Dec 1953          3.64           3.23            N/A         N/A            3.41            1.82
Dec 1954          7.19           2.68            N/A         N/A            5.39            0.86
Dec 1955         -1.29           -0.65           N/A         N/A            0.48            1.57
Dec 1956         -5.59           -0.42           N/A         N/A           -6.81            2.46
Dec 1957          7.46           7.84            N/A         N/A            8.71            3.14
Dec 1958         -6.09           -1.29           N/A         N/A           -2.22            1.54
Dec 1959         -2.26           -0.39           N/A         N/A           -0.97            2.95
Dec 1960         13.78           11.76           N/A         N/A            9.07            2.66
Dec 1961          0.97           1.85            N/A         N/A            4.82            2.13
Dec 1962          6.89           5.56            N/A         N/A            7.95            2.73
Dec 1963          1.21           1.64            N/A         N/A            2.19            3.12
Dec 1964          3.51           4.04            N/A         4.18           4.77            3.54
Dec 1965          0.71           1.02            N/A         4.68          -0.46            3.93
Dec 1966          3.65           4.69            N/A         5.76           0.20            4.76
Dec 1967         -9.18           1.01            N/A         5.48          -4.95            4.21
Dec 1968         -0.26           4.54            N/A         6.44           2.57            5.21
Dec 1969         -5.07           -0.74           N/A         8.71          -8.09            6.58
Dec 1970         12.11           16.86         -11.66        7.06          18.37            6.52
Dec 1971         13.23           8.72           29.59        5.36          11.01            4.39

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                 Long-       Intermediate-      MSCI                       Long-
               Term U.S.       Term U.S.        EAFE          6          Term U.S.          U.S.
              Gov't Bonds     Government       (Net of      Month     Corporate Bonds      T-Bill
                                 Bonds         Taxes)        CDs                          (30 Day)
------------------------------------------------------------------------------------------------------
Dec 1972          5.69           5.16           36.35        5.38           7.26            3.84
Dec 1973         -1.11           4.61          -14.92        8.60           1.14            6.93
Dec 1974          4.35           5.69          -23.16       10.20          -3.06            8.00
Dec 1975          9.20           7.83           35.39        6.51          14.64            5.80
Dec 1976         16.75           12.87          2.54         5.22          18.65            5.08
Dec 1977         -0.69           1.41           18.06        6.11           1.71            5.12
Dec 1978         -1.18           3.49           32.62       10.21          -0.07            7.18
Dec 1979         -1.23           4.09           4.75        11.90          -4.18           10.38
Dec 1980         -3.95           3.91           22.58       12.33          -2.76           11.24
Dec 1981          1.86           9.45           -2.28       15.49          -1.24           14.71
Dec 1982         40.36           29.10          -1.86       12.18          42.56           10.54
Dec 1983          0.65           7.41           23.69        9.65           6.26            8.80
Dec 1984         15.48           14.02          7.38        10.65          16.86            9.85
Dec 1985         30.97           20.33          56.16        7.82          30.09            7.72
Dec 1986         24.53           15.14          69.44        6.30          19.85            6.16
Dec 1987         -2.71           2.90           24.63        6.59          -0.27            5.47
Dec 1988          9.67           6.10           28.27        8.15          10.70            6.35
Dec 1989         18.11           13.29          10.54        8.27          16.23            8.37
Dec 1990          6.18           9.73          -23.45        7.85           6.78            7.81
Dec 1991         19.30           15.46          12.13        4.95          19.89            5.60
Dec 1992          8.05           7.19          -12.17        3.27           9.39            3.51
Dec 1993         18.24           11.24          32.56        2.88          13.19            2.90
Dec 1994         -7.77           -5.14          7.78         5.40          -5.76            3.90
Dec 1995         31.67           16.80          11.21        5.21          27.20            5.60
Dec 1996         -0.93           2.10           6.05         5.21           1.40            5.21

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                                                                          Lipper      MSCI Emerging
                          Russell 2000  Wilshire Real    S&P MidCap      Balanced     Markets Free         Bank
              NAREIT-Equity   Index         Estate           400           Fund           Index       Savings Account
                                          Securities        Index          Index
-----------------------------------------------------------------------------------------------------------------------
Dec 1925          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1926          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1927          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1928          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1929          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1930          N/A          N/A           N/A             N/A            N/A            N/A             5.30
Dec 1931          N/A          N/A           N/A             N/A            N/A            N/A             5.10
Dec 1932          N/A          N/A           N/A             N/A            N/A            N/A             4.10
Dec 1933          N/A          N/A           N/A             N/A            N/A            N/A             3.40
Dec 1934          N/A          N/A           N/A             N/A            N/A            N/A             3.50
Dec 1935          N/A          N/A           N/A             N/A            N/A            N/A             3.10
Dec 1936          N/A          N/A           N/A             N/A            N/A            N/A             3.20
Dec 1937          N/A          N/A           N/A             N/A            N/A            N/A             3.50
Dec 1938          N/A          N/A           N/A             N/A            N/A            N/A             3.50
Dec 1939          N/A          N/A           N/A             N/A            N/A            N/A             3.40
Dec 1940          N/A          N/A           N/A             N/A            N/A            N/A             3.30
Dec 1941          N/A          N/A           N/A             N/A            N/A            N/A             3.10
Dec 1942          N/A          N/A           N/A             N/A            N/A            N/A             3.00
Dec 1943          N/A          N/A           N/A             N/A            N/A            N/A             2.90
Dec 1944          N/A          N/A           N/A             N/A            N/A            N/A             2.80
Dec 1945          N/A          N/A           N/A             N/A            N/A            N/A             2.50
Dec 1946          N/A          N/A           N/A             N/A            N/A            N/A             2.20
Dec 1947          N/A          N/A           N/A             N/A            N/A            N/A             2.30
Dec 1948          N/A          N/A           N/A             N/A            N/A            N/A             2.30
Dec 1949          N/A          N/A           N/A             N/A            N/A            N/A             2.40
Dec 1950          N/A          N/A           N/A             N/A            N/A            N/A             2.50
Dec 1951          N/A          N/A           N/A             N/A            N/A            N/A             2.60
Dec 1952          N/A          N/A           N/A             N/A            N/A            N/A             2.70
Dec 1953          N/A          N/A           N/A             N/A            N/A            N/A             2.80
Dec 1954          N/A          N/A           N/A             N/A            N/A            N/A             2.90
Dec 1955          N/A          N/A           N/A             N/A            N/A            N/A             2.90
Dec 1956          N/A          N/A           N/A             N/A            N/A            N/A             3.00
Dec 1957          N/A          N/A           N/A             N/A            N/A            N/A             3.30
Dec 1958          N/A          N/A           N/A             N/A            N/A            N/A             3.38
Dec 1959          N/A          N/A           N/A             N/A            N/A            N/A             3.53
Dec 1960          N/A          N/A           N/A             N/A           5.77            N/A             3.86
Dec 1961          N/A          N/A           N/A             N/A           20.59           N/A             3.90
Dec 1962          N/A          N/A           N/A             N/A           -6.80           N/A             4.08
Dec 1963          N/A          N/A           N/A             N/A           13.10           N/A             4.17
Dec 1964          N/A          N/A           N/A             N/A           12.36           N/A             4.19
Dec 1965          N/A          N/A           N/A             N/A           9.80            N/A             4.23
Dec 1966          N/A          N/A           N/A             N/A           -5.86           N/A             4.45
Dec 1967          N/A          N/A           N/A             N/A           15.09           N/A             4.67
Dec 1968          N/A          N/A           N/A             N/A           13.97           N/A             4.68
Dec 1969          N/A          N/A           N/A             N/A           -9.01           N/A             4.80
Dec 1970          N/A          N/A           N/A             N/A           5.62            N/A             5.14

                               PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                                                                          Lipper      MSCI Emerging
                          Russell 2000  Wilshire Real    S&P MidCap      Balanced     Markets Free         Bank
              NAREIT-Equity   Index         Estate           400           Fund           Index       Savings Account
                                          Securities        Index          Index
-----------------------------------------------------------------------------------------------------------------------
Dec 1971          N/A          N/A           N/A             N/A           13.90           N/A             5.30
Dec 1972         8.01          N/A           N/A             N/A           11.13           N/A             5.37
Dec 1973        -15.52         N/A           N/A             N/A          -12.24           N/A             5.51
Dec 1974        -21.40         N/A           N/A             N/A          -18.71           N/A             5.96
Dec 1975         19.30         N/A           N/A             N/A           27.10           N/A             6.21
Dec 1976         47.59         N/A           N/A             N/A           26.03           N/A             6.23
Dec 1977         22.42         N/A           N/A             N/A           -0.72           N/A             6.39
Dec 1978         10.34         N/A          13.04            N/A           4.80            N/A             6.56
Dec 1979         35.86        43.09         70.81            N/A           14.67           N/A             7.29
Dec 1980         24.37        38.58         22.08            N/A           19.70           N/A             8.78
Dec 1981         6.00         2.03           7.18            N/A           1.86            N/A             10.71
Dec 1982         21.60        24.95         24.47           22.68          30.63           N/A             11.19
Dec 1983         30.64        29.13         27.61           26.10          17.44           N/A             9.71
Dec 1984         20.93        -7.30         20.64           1.18           7.46            N/A             9.92
Dec 1985         19.10        31.05         22.20           35.58          29.83           N/A             9.02
Dec 1986         19.16        5.68          20.30           16.21          18.43           N/A             7.84
Dec 1987         -3.64        -8.77         -7.86           -2.03          4.13            N/A             6.92
Dec 1988         13.49        24.89         24.18           20.87          11.18          40.43            7.20
Dec 1989         8.84         16.24          2.37           35.54          19.70          64.96            7.91
Dec 1990        -15.35       -19.51         -33.46          -5.12          0.66           10.55            7.80
Dec 1991         35.70        46.05         20.03           50.10          25.83          59.91            4.61
Dec 1992         14.59        18.41          7.36           11.91          7.46           11.40            2.89
Dec 1993         19.65        18.91         15.24           13.96          11.95          74.83            2.73
Dec 1994         3.17         -1.82          1.64           -3.57          -2.05          7.32             4.96
Dec 1995         15.27        28.44         13.65           30.94          24.89          5.21             5.24
Dec 1996         35.26        16.53         36.87           19.20          13.01          6.03             4.95





Source:  Lipper

                                   APPENDIX B

                         Additional Pioneer Information


         The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the United States.

         As of December 31, 1996, PMC employed a professional investment staff of 53, with a combined average of twelve years' experience in the financial services industry.

         Total assets of all Pioneer mutual funds at December 31, 1996, were approximately $15.8 billion representing 1,086,554 shareholder accounts, 722,661 non-retirement accounts and 363,893 retirement accounts.